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                                                                   EXHIBIT 10.2
                                NEUROMETRIX, INC.
                              AMENDED AND RESTATED
                     1996 STOCK OPTION/RESTRICTED STOCK PLAN

1.   PURPOSE.

     The purpose of this 1996 Stock Option/Restricted Stock Plan (the "Plan") is to advance the interests of NeuroMetrix, Inc. (the "Company") by enhancing the ability of the Company to attract and retain directors, employee, consultants or advisers who are in a position to make significant contributions to the success of the Company, to reward them for their contributions and to encourage them to take into account the long-term interests of the Company.

     The Plan provides for the award of options and/or Restricted Stock (as defined hereinafter) to purchase shares of the Company's common stock, no par value per share (the "Stock"). Options granted pursuant to the Plan may be incentive stock options (any option that is intended to qualify as an incentive stock option being referred to herein as an "Incentive Option") as defined in
Section 422 of the Internal Revenue Code of 1986 as from time to time amended (the "Code"), or options that are not incentive options ("Non-Incentive Options"), or both. Options granted pursuant to the Plan shall be presumed to be Non-Incentive Options unless expressly designated as Incentive Options. "Restricted Stock" shall mean the shares of the Stock awarded to a Participant (as defined hereinafter) under SECTION 7 of the Plan pursuant to an award that entitles the Participant to acquire the Stock for a purchase price (which may be zero), subject to such conditions, including a Company right during a specified period or periods (the "Restricted Period") to repurchase the Stock at their original purchase price (or to require forfeiture of the Stock if the purchase price was zero) upon the Participant's termination of employment.

2.   ELIGIBILITY FOR AWARDS.

     Persons eligible to receive awards under the Plan shall be all executive officers of the Company and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. A Subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock. Directors, including directors who are not employees of the Company, shall be eligible to receive awards under the Plan to the extent that their eligibility would not disqualify them as disinterested persons for purposes of rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Incentive Options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. Persons selected for awards under the Plan are referred to herein as "Participants".

3.   ADMINISTRATION.

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     The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, to (a) grant awards consisting of options and/or Restricted Stock to such Participants as the Board may select, (b) determine the time or times when awards shall be granted and the number of shares of Stock subject to each award, (c) determine which options are, and which options are not, Incentive Options, (d) determine the terms and conditions of each award,
(e) prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time, (f) adopt, amend and rescind rules and regulations for the administration of the Plan, and (g) interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 hereof, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a Participant with respect to any obligation to be performed by the Participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify), except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the Participant under such award without such Participant's consent. Not withstanding the foregoing, nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(b) and Section 6(i) hereof.

     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan to the Board shall, as appropriate, be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Exchange Act, the Board shall delegate the power to select directors and executive officers to receive awards under the Plan and the timing, pricing and amount of such awards to a committee or committees, the number of which shall satisfy the requirements of Rule 16b-3 applicable to the Company and all members of which shall be disinterested persons within the meaning of the applicable provisions of Rule 16b-3 and, with respect to executive officers only, "outside directors" within the meaning of Section 162(m) under the Code.

4.   EFFECTIVE DATE AND TERM OF PLAN.

     The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but contemporaneous with or after Board adoption of the Plan), subject to approval of the Plan by such shareholders.

     No awards shall be granted under the Plan after the completion of three years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

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5.   SHARES SUBJECT TO THE PLAN.

     (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 5(b) hereof, the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan shall be 125,000 (the "Founder Shares"), all of which shares are owned by Shai N. Gozani, M.D., Ph.D. ("Gozani"), who is currently the President, Treasurer and Clerk of the Company as well as an employee of the Company, and provided by Gozani hereto in accordance with the terms and provisions set forth in the Stockholder Agreement dated as of June 3, 1996, by and among the Company, Gozani and Harris & Harris Group, Inc. Up to 125,000 of said Founder Shares may be Incentive Options. All option grants shall be subject to the Board's approval pursuant to Section 3 as well as Gozani's approval. Until such time as options are exercised, Gozani will retain all rights with respect to the Founder Shares, except the right to transfer such Founder Shares. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall not be available for future grants.

     (b) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

         The Board may also adjust the number of shares of Stock subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(i) below), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Option without the consent of the Participant if it would constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the Code.

6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) EXERCISE PRICE OF OPTIONS. The exercise price of each option shall be determined by the Board, but in the case of an Incentive Option shall not be less than 100% (110% in the case of an Incentive Option granted to a ten (10%) percent shareholder) of the Fair Market Value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "Fair Market Value" in the case of Incentive Options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten (10%) percent shareholder" shall mean any Participant who at the time of grant owns directly, or by reason of the attribution rules set forth in Section 424(d) of the Code, is deemed to own stock possessing

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more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any of its parent or Subsidiary corporation.

     (b) DURATION OF OPTIONS. Options shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date that is ten (10) years (five (5) years in the case of an Incentive Option granted to a "ten (10%) percent shareholder" as defined in Section 6 (a) above) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted.

     (c)  EXERCISE OF OPTION.

          (1) Options shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

          (2) Options may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board may require and
          (ii) payment in full as specified in Section 6(d) below for the number of shares of Stock for which the options is exercised.

          (3) The delivery of Stock upon the exercise of an option shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and
          (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act any may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

          (4) In the case of a Non-Incentive Option, the Board shall have the right to require that the Participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the Participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the Participant for at least six (6) months prior to the delivery date) having a fair market value equal to such withholding obligation, or
          (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a Fair Market Value equal to such withholding obligation.

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          (5)  In the case of an Incentive Option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the Participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

          (6) If an option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased upon exercise of an option under the Plan shall be paid for as follows:

          (1) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company; or

          (2) if so permitted by the Board (which, in the case of an Incentive Option, shall specify the method of payment at the time of grant), (i) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six (6) months prior to delivery) having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price, or (ii) by delivery of a promissory note of the Participant to the Company, such note to be payable on such terms as are specified by the Board, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment; PROVIDED, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than by a personal check or promissory note of the person exercising the option.

               Upon satisfaction of the terms of Sections 6(c) above and 6(d) hereof, the Company will remit to Gozani the consideration received by the Company pursuant to Sections 6(c) above and 6(d) hereof, and Gozani will transfer to the Company the number of shares deliverable upon such exercise.

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     (e)  RIGHTS AS SHAREHOLDER. A Participant shall not have the rights of a shareholder with regard to awards under the Plan until the Participant tenders to the Company the required notice of exercise of the Option, pays to the Company the consideration required and complies with all other terms and conditions of exercise as set forth in this Plan.

     (f) NON-TRANSFERABILITY OF AWARD; RESTRICTIONS ON STOCK. Except as the Board may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an award may be exercised only by the Participant.

     The Board, in its discretion, may at the time an award is granted make Stock delivered under the award subject to such restrictions and conditions, including restrictions on resale and buy-back rights, as it deems appropriate.

     (g) DEATH. If a Participant dies, each option held by the Participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the Participant's executor or administrator or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the one (1) year period (or such longer or shorter period as the Board may determine) beginning with the date of the Participant's death but in no event beyond the Final Exercise Date. All options held by a Participant immediately prior to death that are not then exercisable shall terminate on the date of death.

     (h) TERMINATION OF SERVICE OTHER THAN BY DEATH. If any employee's employment with the Company terminates for any reason other than by death, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date employment terminates shall continue to be exercisable for a period of three (3) months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for cause that in the opinion of the Board casts such discredit on the employee as to justify termination of the employee's options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to re-employment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a Subsidiary or between Subsidiaries, or to the employment of a corporation (or a parent or Subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

     Options that are exercisable on the date the Participant's service as a director, consultant or adviser terminates shall continue to be exercisable for a period of three (3) months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause that in the opinion of the Board casts such discredit on him or her as to justify termination of his or her options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated.

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     In the case of a Participant who is not an employee, director, consultant or adviser, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such Participant that are not then exercisable shall terminate upon termination of service.

     (i) MERGERS. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that at least twenty (20) days prior to the effective date of any such merger, consolidation or sale of assets, the Board shall either (i) make all outstanding awards exercisable immediately prior to consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation or the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to Participants replacement awards, which awards in the case of incentive options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code.

     The Board may grant awards under the Plan in substitution for awards held by directors, employees, consultants or advisers of another corporation who concurrently become directors, employees, consultants or advisers of the Company or a Subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a Subsidiary of the Company, or as the result of the acquisition by the Company or a Subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

SECTION 7.  RESTRICTED STOCK

     7.1 GRANT OF RESTRICTED STOCK. The Board may award Restricted Stock to a Participant and determine the purchase price, if any, therefor, the duration of the Restricted Period, the conditions under which the Restricted Stock may be forfeited to or repurchased by the Company and any other terms and conditions of the award. The Board may modify or waive any restrictions, terms and conditions with respect to any Restricted Stock. Restricted Stock may be issued for whatever consideration is determined by the Board, subject to applicable law.

     7.2 TRANSFERABILITY. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period.

     7.3 EVIDENCE OF AWARD. Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver the certificates and stock power to the Participant.

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     7.4  SHAREHOLDER RIGHTS. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the agreement that awards Restricted Stock to the Participant.

8.   EMPLOYMENT RIGHTS.

     Neither the adoption of the Plan nor the grant of awards confer upon any Participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or Subsidiary or affect in any way the right of the Company or parent or Subsidiary to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.

     Neither adoption of the Plan nor the grant of awards to a Participant shall affect the Company's rights to make awards to such Participant that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

     The Board may at any time discontinue granting awards under the Plan. With the consent of the Participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants or awards, but no such amendment shall adversely affect the rights of any Participant (without the Participant's consent) under any award previously granted.


Approved by the Board:  June 3, 1998
Approved by the Stockholders:  January 19, 1999